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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 1995

                        AMERICAN MAIZE-PRODUCTS COMPANY
     ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Maine                         1-6244                       13-0432720
- ------------------            --------------             ---------------------
(State or other                (Commission               (IRS Employer
jurisdiction of                 File No.)                 Identification No.)
Incorporation)

          250 Harbor Drive, Stamford, Connecticut       06902
         -----------------------------------------------------
         (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (203) 356-9000
                                                           --------------

                                      None
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5. Other Events
        ------------

         On July 7, 1995, Eridania Beghin-Say, S.A. ("Eridania") forwarded a letter to the Board of Directors of American Maize-Products Company (the "Company") which letter is attached hereto as Exhibit 99.1 and incorporated herein by reference. In connection with such letter, on July 7, 1995, Eridania entered into the letters of intent that are attached hereto as Exhibits 99.2 and
99.3 and incorporated herein by reference. On July 10, 1995, the Company issued a press release which is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits
        ---------------------------------
         (c)      Exhibits.
                  --------

                 99.1 Letter to the Board of Directors of the Company from Eridania dated July 7, 1995.

                 99.2   Letter of Intent,  dated July 7, 1995,  among  Eridania,
                        William Ziegler, III, individually, William Ziegler, III, as Trustee and First Fidelity Bank, Connecticut, as Trustee.

                 99.3 Letter of Intent, dated July 7, 1995, among Eridania, Helen Z. Steinkraus, individually, Helen Z. Steinkraus, as Trustee and United States Trust Company of New York, as Trustee.

                 99.4   Press release of the Company, dated July 10, 1995.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN MAIZE-PRODUCTS COMPANY



                                          By /s/ Edward P. Norris
                                            --------------------------------
                                            Name:    Edward P. Norris
                                            Title:   Vice President and
                                                     Chief Financial Officer

Date:  July 11, 1995




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                                 EXHIBIT INDEX
                                 -------------



Number              Subject Matter
- ------              --------------

99.1 Letter to the Board of Directors of the Company from Eridania dated July 7, 1995.

99.2 Letter of Intent, dated July 7, 1995, among Eridania, William Ziegler, III, individually, William Ziegler, III, as Trustee and First Fidelity Bank, Connecticut, as Trustee.

99.3            Letter of Intent,  dated July 7, 1995, among Eridania,  Helen Z.
                Steinkraus, individually, Helen Z. Steinkraus, as Trustee and United States Trust Company of New York, as trustee.

99.4            Press release of the Company, dated July 10, 1995.


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